UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                 the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 16, 2002

                  DIGITAL VILLAGE WORLD TECHNOLOGIES INC.
            (Exact name of Registrant as specified in its charter)

     Nevada                      030851                     80404114
State or Other             Commission File Number         IRS Employer
Jurisdiction of incorp.                                 Identification No.

 Unit #10, 8980 Fraserwood Court, Burnaby British Columbia, Canada,   V5J 5H7
       (Address of principal executive offices                       (Zip Code)

                              (604) 438-3598
           (Registrant's telephone number, including area code)
================================================================================
              Special Note about Forward Looking Information

This document contains certain forward looking statement and information relating to the Registrant that are based on the beliefs of management as well as assumptions made by the information currently available to management. These statements include, among other things, the discussions of the Registrant's business strategy, expectations concerning the Registrant's future operations, roll out dates, and ability to raise additional capital. Although the Registrant has attempted to identify important factors that could cause actual results to differ materially, there may be other factors that cause the forward looking statement not to come true as anticipated. Neither the Registrant nor any other person undertakes an obligation to revise these statements to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events.

================================================================================
The Item 1.Changes in Control of Registrant
================================================================================

The Registrant has as of August the 16th 2002 completed an agreement (Agreement) with Beijing Super Energy Yu Heng Technology Developments Co Ltd. (Seller) a Chinese joint stock company whereby the Registrant acquired certain assets of the Seller (Assets).

The Seller's head office is in Beijing China.

The subject transaction requires the Registrant to issue the Seller 12 million of its common shares at a deemed price of $1.62 for a total transaction price equivalent to $19,512,195 US in consideration of the Seller selling the Assets to the Registrant. The subject transaction transfers control of the Registrant to the Seller by reason that the Seller now owns 12 million (46.32%) of the 25,906,000 shares issued in the Registrant.

Further, the Registrant's former control group, Tianjin Yu Cheung Group Co Ltd., has sold 1,600,000 of its 2,000,000 common shares in the Registrant to Mr. Chen Zhiqing,(Mr. Chen) the majority owner of the Seller's parent Super -Energy Heavy-Ion Science and Technology Co Ltd (Parent). Mr. Chen assumes the position of chairman of the Registrant's Board of Directors and becomes its new President. Mr. Chen remains chairman of the Parent.

In addition as part of the subject transaction Mr. Chen has acquired from other Registrant shareholders a further 1,000,000 shares for an aggregate of 2,600,000 shares.

================================================================================
Item 2 Acquisition of Assets
================================================================================

The assets consist of all attendant items of a business (Business) owned by the Seller which manufactures and distributes a family of advanced proprietary medical IV infusion sets (Products) in China.

The Assets include land, offices, manufacturing facilities, proprietary technology, good will, staff and management of approximately 330 people, R&D facilities, and a product distribution network.

The Products

The Products incorporate a new proprietary filter (Filter) which the Seller developed in collaboration with China's Institute of Atomic Energy (CIAE). The Filter enables the Product to provide significantly enhanced filtering properties from those presently used in China by filtering particles as small as 5 microns without compromising fluid flow rates.

The Product technology is covered under two patents.

Market

The Product has been approved for use in China and is presently being sold in numerous parts of China.

China consumes up to 3 billion IV sets annually.

The Product is distributed through a network of medical products companies (Distributor) of which there are presently 12. Each Distributor is required to sell the quota assigned to it and failure to do so can result in cancellation of the right to distribute the Product.

The Registrant intends to market their Products globally.

Operations

The Business will be operated through the Registrant's wholly owned subsidiary Chinese company which will conduct head office administrative matters with a staff of approximately 30 persons from a suite of offices in North West Beijing that are shared with the Parent.

The Parent continues with its remaining business of manufacturing and distributing unique films which are applied to products of the Parent's customers to protect such products from counterfeiters of their products.

The Product is presently manufactured in a GMP (Good Manufacturing Practice) approved facility (1st Facility). The 1st Facility is located in Liuan city in the Province of Anhui. The 1st Facility was intended to demonstrate the commercial viability of the Product.

The 1st Facility has an annual capacity of 30M units and a staff of approximately 300. The success of the 1st Facility and the market reception of the Product resulted in the construction of a 2nd larger facility (2nd Facility).

The 2nd Facility, as to the complex itself but not the production equipment, has recently been completed in Miyun County in Beijing. The 2nd Facility complex has been built to GMP standards and consists of 3 buildings of approximately 20,000 sq meters situated on a 30,000 sq meter parcel of land.

The 2nd Facility is a scale up of the 1st Facility with a planned annual output of 200M units.

The 2nd Facility is one of four planned similar facilities which in the aggregate have a planned annual production of 800M units. Locations have been identified for future production facilities.

The 2nd Facility will, subject to securing financing, be operational in Q1 2003.

R&D

The Registrant assumes the Seller's existing R&D program which includes continued collaboration with the CIAE on a variety of developmental products, several of which utilize CIAE's tandem accelerator (Accelerator).

The Parent has secured for the Registrant and itself their use of the Accelerator for commercial production and R&D uses. The Parent and the Subsidiary are the only parties entitled to use the Accelerator for commercial purposes.

================================================================================
Item 5 Other Events
================================================================================

Change of Name

The Registrant has made application to change its name to Super Energy Investments Corporation.

Change to the Board of Directors

Mr. Yu Wen Cheng has resigned as a Chairman of the Board and director of the Registrant.

Mr. Chen Zhiqing has been appointed a director of the Registrant as well as its President.

Mr. Dadson has resigned as CEO of the Registrant but remains a director.

Mr. Mu Zhankui has resigned as a director of the Registrant.


================================================================================
Item 7 Financial Statements and Exhibits
================================================================================

Financial statements of the business acquired by this item will be filed by amendment as soon as practical but not later 60 days after the date that the initial report on Form 8K must be filed.

Exhibits

An Asset Purchase agreement between the Registrant and the Seller effective August 16th 2002

================================================================================
                                    SIGNATURES
================================================================================

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATED: August 16, 2002
                                       Digital Village World
                                       Technologies Inc.
                                       Registrant
                                       By: Stephen Dadson
                                       Director

                             ASSET PURCHASE AGREEMENT


THIS AGREEMENT is made as of the 1st day of August , 2002

BETWEEN:

                  Beijing Super Energy Yu Heng Technology Developments Co Ltd., a company duly incorporated under the laws of China having an office at 19/F Dahangjiye Building No 33 North Renda Road Beijing 100080 China

                  (hereinafter called "Vendor ")

                                                               OF THE FIRST PART

AND:

                  Digital Village World Technologies Inc. a Nevada Corporation with an office at Unit #10 8950 Fraserwood Court Burnaby British Columbia (hereinafter called "Purchaser ")

                                                              OF THE SECOND PART

AND

                  Chen Zhinqing business executive of 19/F Dahangjiye Building No 33 North Renda Road Beijing 100080 China

                  (Covenantor)

WHEREAS:

A. The Vendor carries on the Business in China and in connection therewith owns certain equipment and assets.

B. The Vendor has agreed to sell and the Purchaser has agreed to purchase, subject to certain exceptions hereinafter enumerated, all the property, assets and undertaking of the Business, as a going concern, on the terms and subject to the conditions hereinafter contained.

C. The Coventor is the chief executive officer of the Vendor and its legal representative


NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the representations, warranties, covenants and agreements hereinafter set forth, the parties agree as follows:

                                    SECTION 1
                                 INTERPRETATION

1.1   Definitions

For the purpose of this Agreement, unless there is something in the subject matter inconsistent with a logical meaning, the words in Schedule "A" shall have the meanings described therein.

1.2   Governing Law and Forum

This Agreement and all matters arising hereunder will be governed by and construed in accordance with the laws of China and each party irrevocably attorns to such jurisdiction.

1.3   Currency

All references to money shall be to lawful money of the Chinese currency unless otherwise specified.

1.4   Schedules

   The following are the Schedules will be delivered at the Closing Date and be deemed attached to and incorporated in this Agreement.

        Schedule A   -Definitions
        Schedule B   -Equipment
        Schedule C   -Intangible Property
        Schedule D   -Material Contracts
        Schedule E   -Land and Leasehold Property
        Schedule F   -Financial Statements

                                     SECTION 2
                                 PURCHASE AND SALE

2.1   Purchase and Sale

Relying on the warranties and representations herein, and subject to the terms on the Closing Date, but effective as of and from the Effective Date, the Purchaser will purchase the Assets and the Vendor will sell the Assets, free and clear of all Encumbrances, for the Purchase Price and for greater certainty it is agreed that the Assets are only those associated with and which form part of the Business but no other businesses of the Vendor.

2.2   Purchase Price

The Purchase Price is 160,000,000 rmb being the approximate costs the Vendor incurred to acquire and/or develop the assets of the Business.

2.3   Allocation of Purchase Price

The Purchase Price shall be determined by Auditors who shall in the case of tangible assets use the actual costs incurred for each class of assets and in the case of intangible assets shall be as the Auditors determine

2.4   Payment of Purchase Price

The Purchaser shall pay the Purchase Price, by issuing from treasury 12,000,000 fully paid for non assessable common shares at a deemed price of $1.62 each:
(Sellers Shares)

2.5   Closing

Subject to the terms and conditions hereof, the purchase and sale of the Assets shall be completed at a closing to be held on the Closing Date or such other date as shall be agreed upon by the parties as the parties may agree.

                                    SECTION 3

               INVENTORY ,RECEIVABLES AND VALUATION OF PREPAID EXPENSES

3.1   Date of Determination of Value

The Vendor shall cause its Auditors, to determine as of the day immediately preceding the Effective Date, the net book value of the Receivables, Inventory and Prepaid Expenses in accordance with generally accepted accounting principles, and furnish to each of the Vendor and Purchaser a certificate of such determination.

                                   SECTION 4
                     REPRESENTATIONS AND WARRANTIES OF THE VENDOR

4.1   Representations and Warranties of Vendor and Covenantor
      -------------------------------------------------------
the Vendor and the Covenantor hereby jointly and severally represent and warrant that as of the Closing Date the following representations and warranties will be true:

      (a)   the Vendor:

            (i) is a company duly incorporated in China and is a joint stock company;

            (ii) is in good standing under the laws of its jurisdiction of incorporation;

            (iii) has the full power, to dispose of the Assets, to carry on the Business as now being conducted by it, to execute and deliver this Agreement, to complete the transactions; and

            (iv) is not in default of any filing requirement under any applicable corporate, securities or taxation law or other law to which it is subject;

      (b) this Agreement constitutes a binding obligation of each of the Vendor and the Covenantor, enforceable against each of the Vendor and the Covenantor in accordance with its terms,;

      (c)   the execution of this Agreement will not:

            (i)     result in the breach of any terms or conditions of:

                    (A) any incorporating documents or by-laws of the Vendor or any resolution of directors or shareholders of the Vendor;
                    (B) any agreement, contract, lease, certificate, consent,
                        license or other instrument or commitment to which the Vendor is a party or is subject, or by which it is bound or from which it derives benefit;
                    (C) any law, order, injunction, rule, statute or regulation of any Governmental Authority to which the Vendor is subject;

            (ii) result in the creation of any Encumbrance on any of the Assets; or

            (iii) result in any fees, duties, taxes, assessments or other amounts relating to any of the Assets becoming due or payable;

            (iv) give any person the right to terminate, cancel or remove any of the Assets.

      (d) no authorization, or approval of any Governmental Authority and no registration, declaration or filing by the Vendor or the Covenantor with any Governmental Authority, is required in order for the Vendor and Covenantor:

            (i) to incur the obligations expressed to be incurred by the Vendor and the Covenantor in or pursuant to this Agreement;

            (ii) to execute all other documents and instruments to be delivered by the Vendor or the Covenantor pursuant to this Agreement;

            (iii) to duly perform and observe the terms and provisions of this Agreement; or

            (iv) to render this Agreement legal, valid, binding and enforceable;

      (e)   the Financial Statements:

            (i) have been prepared in accordance with generally accepted accounting principles in China, applied on a basis consistent with those of previous fiscal years;

            (ii) are in accordance with the books and accounts of the Vendor as at the dates thereof and for the periods covered thereby; and

            (iii) present fairly and correctly the Assets, indebtedness and the financial condition and position of the Vendor as of the dates of the Financial Statements,;

      (f)   since the date of the balance sheet comprised in the Financial
            Statements:

            (i) there has been no change in any of the Assets or the organization, operations, affairs, which materially and adversely affected any of the Assets or position of the Business;

            (ii) no event has occurred which might lead to a reduction in the value of the Goodwill;

            (iii) the Vendor has maintained in force insurance against loss on such of the Assets against risks in accordance with prudent business practices prevailing in the industry in which the Business is involved;

            (iv) the Vendor has carried on the Business in the usual and ordinary course of the operation of the Business;

      (g) the Books and Records fairly and correctly set out and disclose in all material respects, in accordance with generally accepted accounting principles in China;

      (h) no action, suit, judgment, investigation, inquiry, or other proceeding or arbitration before or of any court, or Governmental Authority or dispute with any Governmental Authority is in process, or pending or threatened, against or relating to the Vendor, the Business or any of the Assets and no state of facts exists which could constitute the basis therefor;

      (i) all Permits have been obtained, are validly issued, are in full force;

      (j) the Assets constitute all of the rights, assets and properties that are usually and ordinarily used or held for use in connection with or otherwise relate to the operation of the Business;

      (k) the Vendor is the legal and beneficial owner of and has good and marketable title to the Assets free and clear of all Encumbrances, and none of the Assets are in the possession of or under the control of any other person;

4.2   Representations and Warranties in Closing Documents
      ---------------------------------------------------

All statements contained in any certificate or other instrument delivered by or on behalf of the Vendor or the Covenantor pursuant hereto or in connection with the transaction contemplated hereby shall be deemed to be representations and warranties by the Vendor and the Covenantor hereunder.

4.3   Survival of Representations and Warranties
      ------------------------------------------

The representations and warranties of the Vendor and the Covenantor contained in this Agreement shall survive the Closing and the Payment of the Purchase Price and, notwithstanding the Closing and the Payment of the Purchase Price, the representations and warranties of the Vendor and the Covenantor shall continue in full force and effect for the benefit of the Purchaser.

                                    SECTION 5
                    PURCHASER'S REPRESENTATIONS AND WARRANTIES

5.1   Representations and Warranties of Purchaser

The Purchaser represents and warrants, as of the Closing Date that:

      (a)   the Purchaser:

            (i) is a corporation incorporated in the United States, is duly organized, validly exists and is in good standing under the laws of the State of Nevada;
            (ii)    has 12,906,000 shares issued and outstanding;
            (iii)   has no warrants and or options issued or outstanding; and
            (iv) has the full authority to execute this Agreement, to complete the transactions contemplated hereby and to duly observe and perform all of its covenants and obligations herein set forth;

      (b) this Agreement has been duly and validly executed and delivered by the Purchaser and constitutes a legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms;

      (c) the execution of this Agreement, or the other agreements and instruments contemplated hereby, will constitute a default under any terms, provision or conditions of, or conflict with, violate or cause any, or give to any person or Governmental Authority any right of, after the giving of a notice or lapse of time or otherwise, acceleration, termination or cancellation in or with respect to any of the following:

            (i) any constating documents, charter documents or by-laws of the Purchaser or any resolution of directors or shareholder of the Purchaser;

            (ii) any agreement, contract, lease, certificate, consent, license or other instrument or commitment to which the Purchaser is a party or is subject, or by which it is bound or from which it derives benefit;

            (iii) any law, order, injunction, rule, statute or regulation of any Governmental Authority to which the Purchaser is subject;

      (d) this Agreement does not contain any untrue statement by the Purchaser of a material fact nor has the Purchaser omitted to state in this Agreement a material fact necessary in order to make the statements contained herein not misleading.

5.2   Survival of Representation and Warranties

The representation and warranties of the Purchaser contained in this Agreement shall survive the Closing and the conveyance of the Assets and, notwithstanding the Closing and the conveyance of the Assets, the representations and warranties of the Purchaser shall continue in full force and effect for the benefit of the Vendor.


                                      SECTION 6
                                  VENDOR'S COVENANTS

6.1   Prior to Closing Date

The Vendor covenants and agrees with the Purchaser that as of the Closing Date:

      (a) the Vendor will obtain any release, waiver, consent or approval that the Purchaser, acting reasonably, may advise is required in order that none of the execution and delivery of this Agreement, the completion of the transactions contemplated hereby, or the observance and performance of the obligations of the Vendor herein will:

            (i) constitute or result in a material breach of or a material default under, or an event which, with the giving of notice or lapse of time or otherwise, would constitute or result in a material breach of or material default under; or

            (ii) give to any other person any right of termination, cancellation in or with respect to, any indenture, mortgage, agreement, contract, lease, certificate, consent, license or other instrument or commitment to which the Vendor is a party or is subject, or by which it is bound or from which it derives benefit or which is required or desirable for the conduct in the usual and ordinary course of the operation of the Business;

      (b) the Vendor will obtain all necessary releases, waivers, consents and approvals, and effectively transfer the Assets to the Purchaser as contemplated by this Agreement and all such releases, consents and approvals will be in a form, and upon such terms, as may be reasonably acceptable to the Purchaser;

      (c) the Vendor will take all proper corporate proceedings on its part to enable it to vest a good and marketable title in the Purchaser to the Assets, free and clear of all Encumbrances;

      (d) the Vendor will maintain in force policies of insurance heretofore maintained, and obtain and maintain such additional policies of insurance as may be required to insure the Assets ;

      (e) the Vendor will conduct the Business only in the usual and ordinary course of the operation of the Business, endeavor to preserve the organization of the Business intact and keep available the services of the present officers and employees (subject to voluntary resignations and dismissals in accordance with proper business practice) and preserve the goodwill of the suppliers and customers and others having business relations with the Vendor relating to the Business;

      (f) the Vendor will make all necessary tax, governmental and other filings in a timely fashion;


                                     SECTION 7
                              PURCHASER'S COVENANTS

7.1   Purchaser's Covenants

The Purchaser covenants and agrees with the Vendor that:

      (a) as of the Closing, it will assume, perform all obligations arising under the Material Contracts and all other contracts, commitments or engagements which are entered into by the Vendor between the date of execution hereof and the time of Closing in the usual and ordinary course of the Operation of the Business and which are not prohibited by this Agreement or are consented to in writing by the Purchaser;

      (b) as of the Closing Date but effective as of and from the Effective Date the Purchaser shall offer employment to all of the employees employed on the Closing Date in connection with the Business, on substantially the same terms and conditions of their employment in effect on the Closing Date.


                                    SECTION 8
                 CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS

8.1   Purchaser's Conditions Precedent

Notwithstanding anything herein contained, the obligation of the Purchaser to complete the purchase of the Assets is conditional upon the fulfillment of the following conditions precedent:

      (a) the representations and warranties of the Vendor contained in this Agreement and in any certificate or document delivered pursuant to the provisions hereof or in connection with the transaction contemplated hereby shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date, except:

            (i) to the extent that any of such representations and warranties have been waived by the Purchaser or affected by the transactions between the parties contemplated hereby; or

            (ii) insofar as such representations and warranties are given as of a particular date or for a particular period and relate solely to such date or period;

      (b) all of the covenants, agreements and deliveries of the Vendor to be performed or complied with on or before the Closing Date pursuant to the terms of this Agreement shall have been duly performed or complied with, except to the extent that such performance or compliance has been waived by the Purchaser or is prevented by a default by the Purchaser in the performance of its obligations hereunder;

      (c) all consents or approvals required to be obtained by the Vendor for the purpose of selling, assigning or transferring the Assets have been obtained;

      (d)   since the date hereof and prior to the Closing Date:

            (i) the Vendor shall not have experienced any event or condition or have taken any action of any character; and

            (ii) no substantial damage by fire, negligence or otherwise to the Assets shall have occurred,

            which materially and adversely affects the Business, any of the Assets or the right of the Purchaser to the full enjoyment of the Assets or that materially and adversely reduces the value of the Assets or the Business to the Purchaser;

      (e)   on or before the Closing Date:

            (i) no Governmental Authority shall have enacted any statute, regulation or bylaws or announced any policy that will materially and adversely affect the Business, any of the Assets or the right of the Purchaser to the full enjoyment of the Assets; and

            (ii) no injunction or restraining order of a court or administrative tribunal or competent jurisdiction shall be in effect which prohibits the transactions contemplated hereunder and no action or proceeding shall have been instituted and remain pending before any such court or administrative tribunal to restrain or prohibit the transactions contemplated hereby;

      (f) the Purchaser shall have received from the Purchaser's Solicitors an opinion dated as of the Closing Date as to the state of title of the Assets;

8.2   Conditions for Benefit of Purchaser

The foregoing conditions are for the exclusive benefit of the Purchaser and any such condition may be waived in whole or in part by the Purchaser on or prior to the Closing Date by delivery to the Vendor of a written waiver to that effect, signed by the Purchaser.


                                      SECTION 9
                   CONDITIONS PRECEDENT TO THE VENDOR'S OBLIGATIONS

9.1   Vendor's Conditions Precedent

      Notwithstanding anything herein contained the obligation of the Vendor to complete the sale hereunder is subject to the following conditions:

      (a) the Purchaser's representations and warranties contained in this Agreement shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date, except:

            (i) to the extent that any of such representations and warranties have been waived by the Vendor or affected by the transactions between the parties contemplated hereby; or

            (ii) insofar as such representations and warranties are given as of a particular date or for a particular period and relate solely to such date or period;

      (b) the Purchaser shall have performed and complied with all covenants, agreements and deliveries required by this Agreement to be performed or complied with by it on or before the Closing Date pursuant to the terms of this Agreement shall have been duly performed or complied with, except to the extent that such performance or compliance has been waived by the Vendor or is prevented by a default by the Vendor in the performance of its obligations hereunder; and

      (c) all consents or approvals required to be obtained by the Vendor for the purpose of selling, assigning or transferring the Assets have been obtained, provided that this condition may only be relied upon by the Vendor if the Vendor has diligently exercised its best efforts to procure all such consents or approvals and the Purchaser has not waived the need for all such consents or approvals.

9.2   Conditions for Benefit of the Vendor

The foregoing conditions are for the exclusive benefit of the Vendor and any such condition may be waived in whole or in part by the Vendor on or prior to Closing Date by delivery to the Purchaser of a written waiver to that effect, signed by the Vendor.

                                        SECTION 10
                                  DELIVERIES AT CLOSING

10.1   Vendor's Deliveries

At the Closing the Vendor shall deliver or cause to be delivered to the
Purchaser:

      (a) all deeds of conveyance, bills of sale, transfer and assignments, duly executed, in form and content satisfactory to the Purchaser's Solicitors, appropriate to effectively vest good and marketable title to the Assets in the Purchaser to the extent contemplated by this Agreement, and immediately registrable in all places where registration of such instruments is necessary or desirable;

      (b) all consents or approvals required by this Agreement to be obtained by the Vendor or confirmation that any such approvals will be issued within 30 days;

      (c)   possession of the Assets;

      (d) duly executed statutory declaration of the President of the Vendor dated the Closing Date to the effect that the representations and warranties of the Vendor contained in this Agreement are true and correct and that the covenants and agreements of the Vendor to be performed on or before the Closing Date pursuant to the terms of this Agreement have been duly performed;

      (e)   Delivery of:

               Schedule B   -Equipment
               Schedule C   -Intangible Property
               Schedule D   -Material Contracts
               Schedule E   -Land and Leasehold Property
               Schedule F   -Financial Statements


      (f) a certified copy of a resolution of the directors of the Vendor duly passed, with a certification that is has not been rescinded and continues to be in effect, authorizing the execution, delivery and implementation of this Agreement and of all transactions contemplated hereby and of all documents to be delivered by the Vendor pursuant hereto

10.2   Purchaser's Deliveries

At the Closing the Purchaser shall deliver or cause to be delivered to the
Vendor:

      (a) a statutory declaration of the President of the Purchaser dated the Closing Date stating that the representations and warranties of the Purchaser contained in this Agreement are true and correct and that the covenants and agreements of the Purchaser to be performed on or before the Closing Date pursuant to the terms of this Agreement have been duly performed;

      (b) a certified copy of a resolution of the directors of the Purchaser duly passed authorizing the execution and delivery of this Agreement and of all transactions contemplated hereby and of all documents to be delivered by the Purchaser pursuant hereto; and

      (c)   the Sellers Shares duly endorsed.

                                        SECTION 11
                              EFFECTIVE DATE AND ADJUSTMENTS

11.1   Effective Date

The purchase and sale of Assets herein contemplated shall take effect as of and from the Effective Date. All transactions in the Business conducted prior to the Effective Date shall be for the account of the Vendor and all transactions in the Business on or after the Effective Date shall be for the account of the Purchaser.

11.2   Adjustments

Taxes, rents, water, gas and hydro rates, and prepaid expenses relating to the Assets and other matters customarily the subject of adjustment shall be adjusted as at the close of business on the business day immediately preceding the Effective Date on a per diem basis and the Purchase Price shall be adjusted accordingly.

                                        SECTION 12
                                        CONVEYANCE

12.1   Conveyance of Assets

On completion of the Closing, this Agreement shall, operate as a transfer to the Purchaser of all Assets to be sold and purchased hereunder as the same shall be at the close of business on the Effective Date. The Vendor shall nevertheless, at the Closing and from time to time after the Closing, execute and deliver to the Purchaser all such conveyances and other instruments in writing and further assurances as the Purchaser or their lawyers shall reasonably require from the Vendor, and the Purchaser shall execute and deliver to the Vendor all such agreements of assumptions in writing and further assurances as the Vendor shall reasonably require.

12.2   Trust Regarding Assets Not Covered

Should any of the Assets intended to be transferred hereunder not be transferred to the Purchaser at the completion of the Closing on the Closing Date, the Vendor shall hold as bare trustee in trust for, and at the sole cost of the Purchaser, all such Assets from the commencement of business on the Closing Date until such Assets are effectively transferred.

                                        SECTION 13
                                 COLLECTION OF RECEIVABLES

13.1   Collection

The Purchaser shall be solely responsible for the Receivables and there shall be no recourse to the Vendor.

                                        SECTION 14
                             PROCEDURE FOR RESOLVING DISPUTES

14.   Arbitration

14.1 In the event a dispute arises in connection with the interpretation or implementation of this Agreement, the parties to the dispute shall attempt in the first instance to resolve such dispute through amicable consultations. If the dispute cannot be resolved in this manner within thirty (30) days after first conferring, then any or all parties to the dispute may refer the dispute to arbitration by the China International Economic and Trade Arbitration Committee. ("Cietac"). The number of arbitrators shall be three. The arbitration proceedings shall be conducted in the Chinese language.

14.2 Any award of the arbitrators shall be final and binding on the parties. The costs of arbitration shall be borne by the losing party, unless the arbitrators determine that this would be inequitable. The parties agree and recognize that any award of the arbitrators shall be recognizable and enforceable in any court having jurisdiction over the party against whom the award was rendered, and also wherever assets of such party are located.

14.3 The legal relations between the parties under this Agreement shall be interpreted in accordance with the substantive laws of China. Any disputes between the parties concerning their legal obligations arising under this Agreement, which are submitted to arbitration pursuant to this clause shall be decided pursuant to the substantive laws of China.

14.4 During the process of arbitration, except the part that is in dispute under arbitration, the other parts of the agreement should be carried out.


                                      SECTION 15
                                  GENERAL PROVISIONS

15.1   Notice

Any notice, or communication which is required from any party i pursuant to this Agreement will be effective and valid only if in writing and actually delivered (including by telecopy) to the second-mentioned party at the address mentioned above or at such other address as such second-mentioned party may from time to time designate to such first-mentioned party by notice delivered in accordance with this subsection.

15.2   Time

Time shall be of the essence of this Agreement.

15.3   Entire Agreement

This Agreement contains the whole agreement between the parties in respect of the subject matters hereof and there are no warranties, representations, terms, conditions or collateral agreements, express, implied or statutory, other than as expressly set forth in this Agreement.

15.4   Enurement

This Agreement shall enure to the benefit of and be binding upon the Vendor, the Purchaser and, as applicable, their respective heirs, executors, administrators, successors and assigns.

15.5   Further Assurances

Each of the parties will, on demand by another party, execute and deliver or cause to be executed and delivered all such further documents and instruments and do all such further acts and things as the other may either before or after the Closing reasonably require to evidence, carry out and give full effect to the terms, conditions, intent and meaning of this Agreement and to assure the completion of the transactions contemplated hereby.

15.6   Modifications, Approvals and Consents

No amendment, modification, supplement, termination or waiver of any provision of this Agreement will be effective unless in writing signed by the appropriate party and then only in the specific instance and for the specific purpose given.


IN WITNESS WHEREOF the parties have duly executed this Agreement as of the date first written above.

Li Guodong and Chen Zhiqing
------------------------------------------
Beijing Super Energy Yu Heng Technology Developments Co Ltd.

/s/ Chen Zhiqing
------------------------------------------
Chen Zhinqing


/s/ S Dadson
------------------------------------------
Digital Village World Technologies Inc.

                                  SCHEDULE "A"
                                  DEFINITIONS

1. "Assets" means all properties, assets, privileges, rights, interests and claims, real and personal, tangible and intangible, of every type and description, wherever located, which are belonging to or usually and ordinarily used in the Business, as a going concern, or to which the Vendor is entitled in connection with the Business, including:

     (a)   the Goodwill;
     (b)   the Leasehold Property;
     (c)   the Equipment;
     (d)   the Inventory;
     (e)   the Receivables;
     (f)   the Prepaid Expenses;
     (g)   the Material Contracts;
     (h)   the Intangible Property;
     (i)   the Supplies; and
     (j)   the Books and Records

1.1   "Auditor" means the auditor of the Vendor

2. "Books and Records" means all books, records, files, documents and other written, electronically maintained or computer accessed information relating to the Business or the Assets, including the following:

     (a)   lists of customers and suppliers;
     (b)   price lists;
     (c) records with respect to production, engineering, product development, costs, inventory, machinery and equipment;
     (d)   business development plans;
     (e) advertising matter, catalogues, correspondence, mailing lists, photographs, sales material and records, purchasing materials and records;
     (f) personnel records of employees whose employment will be continued with the Purchaser;
     (g)   research and development files, records, data, and other books;
     (h)   media material and plates;
     (i)   sales order and purchase order files;
     (j) information from accounting, tax and litigation files reasonably requested by the Purchaser from time to time;
     (k) plans, specifications, surveys, construction contracts, and other materials relating to the Property; and
     (l) other records used in or required to continue the Business as heretofore and presently being conducted by the Vendor.

3. "Business" means the business currently carried on by the Vendor which is the application of proprietary film in medical devices such as IV sets.

4. "Closing" means the completion of the sale and purchase of the Assets hereunder by the transfer and conveyance thereof and the payment of or provision for the Purchase Price therefor, all as provided herein and "time of Closing" means the time that Closing occurs.

5. "Closing Date" means 5 working days from the date of this agreement or such other date as shall be agreed upon by the parties.

5.1 "Effective Date" means the date of this agreement or such other date as shall be agreed upon by the parties.

6. "Encumbrance" means any mortgage, charge, pledge, hypothecation, lien, security interest, assignment, option, equity, execution, claim or any other title defect or other encumbrance of any kind or nature whatsoever (including any agreement to give any of the foregoing,), whether or not registered or registrable.

7. "Equipment" means all machinery, equipment, automobiles, trucks, office equipment, yard equipment, furniture, furnishings, spare parts, tools, stores and supplies of all kinds used in connection with the Business including the equipment, and the other property described in Schedule "B" hereto

8. "Goodwill" means the goodwill of the Business, together with the exclusive right to the Purchaser to represent itself as carrying on the Business in continuation of and in succession to the Vendor and the right to use any words indicating that the Business is so carried on.

9. "Governmental Authority" means any government or governmental authority, domestic or foreign, and includes any department, commission, bureau, board, administrative agency or regulatory body of any of the foregoing.

10. "Indebtedness", in respect of any person, means, at any time and from time to time, all indebtedness, liabilities and obligations due or accruing due, matured or unmatured, liquidated or unliquidated, of such person.

11. "Intangible Property" means all right, title and interest of the Vendor in and to all intangible property used in connection with the Business, including all registered and unregistered trade marks, trade or brand names, copyrights, patents, applications for any of the foregoing, licences for any of the foregoing, computer software, magnetic tape and other data processing materials, designs, inventions, records of inventions, trade secrets, know how, formulae, processes, procedures, research records, test information, market surveys, marketing know how, licenses, permits, authorities, franchises, approvals and authorizations by any Governmental Authority, restrictive covenants and other rights used in connection with the Business, and other industrial or intellectual property used in connection with the Business including the Intangible Property described in Schedule "C".

12. "Property" means all of the leases and lands and interests therein and all plant, improvements, appurtenances and fixtures (including fixed machinery and fixed equipment) situated thereon or forming part thereof used in connection with the Business, described in Schedule "E" hereto along with all of such leasehold land and interests.

13. "Material Contracts" means the benefit of all unfilled orders received by the Vendor and forward commitments to purchase made by the Vendor in connection with the Business, and all other contracts, engagements or commitments, whether written or oral, to which the Vendor is entitled in connection with the Business including the right, title and interest of the Vendor in, to and under the material agreements and contracts described in Schedule "D" hereto.

14.  "parties" means the Vendor and, the Purchaser.

15. "Permits" means all licenses, consents, permits, authorities, certificates and registrations which are required, necessary or desirable for the conduct of the Business.

16.  "Prepaid Expenses" means all prepaid expenses relating to the Business.

17. "Purchaser's Solicitor" means Yi Liu, of Zheng, Liu, Yuan & Zhou Law Office Suite 818, Tower 2Bright China Chang An Building7, Jianguomennei Dajie Beijing, 100005 China Tel: (8610) 6510-125 Fax: (8610) 6510-1253.

18. "Purchase Price" means the purchase price to be paid by the Purchaser to the Vendor for the Assets, as provided for in subsection 2.2.

19. "Supplies" means all operating stores or supplies used in carrying on the Business.


                                     Schedule B
                                     Equipment

                                     Schedule C
                                  Intangible Property

                                     Schedule D
                                   Material Contracts

Agreement between Vendor and China Institute of Atomic Energy

                                     Schedule E
                            Leasehold AND REAL Property

                                     Schedule F
                               Financial Statements




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